GOLDMAN SACHS TRUST

Goldman Sachs Financial Square Funds

Administration Shares, Capital Shares, Cash Management Shares, FST Shares,

Preferred Shares, Premier Shares, Resource Shares, Select Shares and

Service Shares of the

Goldman Sachs Financial Square Tax-Free Money Market Fund

(the “Fund”)

Supplement dated December 18, 2015 to the

Prospectus, Summary Prospectuses, and Statement of Additional Information

At a meeting held on December 16-17, 2015, the Board of Trustees of the Goldman Sachs Trust (the “Board”) approved a change in the Fund’s name to the “Goldman Sachs Investor Tax-Exempt Money Market Fund,” effective as of March 31, 2016. The Board also approved the designation of the Fund as a “retail money market fund,” as such term is defined in or interpreted under Rule 2a-7 under the Investment Company Act of 1940, effective on the earlier of October 14, 2016 or upon 30 days’ prior written notice to investors (the “Effective Date”). As a retail money market fund, the Fund will be permitted to continue to utilize the amortized cost method of valuation to transact at its existing $1.00 share price. In addition, on or after the Effective Date, the Board will be permitted to impose a liquidity fee on redemptions from the Fund (up to 2%) or temporarily restrict redemptions from the Fund up to 10 business days during any 90-day period, in the event that the Fund’s weekly liquid assets fall below the required regulatory thresholds.

As a result of the Fund’s designation as a retail money market fund, on or before the Effective Date, the Fund will implement, and will work with its intermediaries to develop and implement, policies and procedures reasonably designed to limit investments in the Fund to accounts beneficially owned by natural persons. Natural persons will be permitted to invest in the Fund through certain tax-advantaged savings accounts, trusts and other retirement and investment accounts, including retirement and investment accounts having an institutional decision maker (e.g., a plan sponsor in certain retirement arrangements or an investment adviser managing discretionary investment accounts). On or before the Effective Date, the Fund may, upon advance written notification, involuntarily redeem investors that do not satisfy these eligibility requirements.

This Supplement should be retained with your Prospectus, Summary Prospectus, and Statement of Additional Information for future reference.

FINANCIAL SQ TAX-FREE MMKT